UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2011

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

Suite 4750, Bay Wellington Tower

181 Bay Street, P.O. Box 792

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 28, 2011, US Gold Corporation (the “Company”) issued a press release regarding a preliminary feasibility study for the Company’s Gold Bar project, located in Nevada.  A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this report:

	99.1	Press release dated November 28, 2011

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding resource estimates and current and future exploration and development activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

The press release furnished with this report provides a summary of certain resource estimates of the Company.  The reports that contain such estimates were prepared in accordance with NI 43-101.  As a company listed on the Toronto Stock Exchange, the Company is required to comply with NI 43-101, which requires the preparation of a technical report and includes estimates of potential mineral resources for further targeted exploration disclosed pursuant to the applicable provisions of NI 43-101.  However, reporting requirements in the United States for disclosure of mineral properties are governed by the Securities and Exchange Commission (SEC) and included in the SEC’s Securities Act Industry Guide 7 entitled “Description of Property by Issuers Engaged or to be Engaged in Significant Mining Operations” (“Guide 7”).  NI 43-101 and Guide 7 standards are substantially different.  For example, the SEC only permits the disclosure of proven or probable reserves, which in turn, requires the preparation of a feasibility study demonstrating the economic feasibility of mining and processing the mineralization.  The Company has not received a feasibility study with regard to any of its properties and none of its properties have any “reserves” as defined by Guide 7.  The Company cannot be certain that any part of the mineralized material at any of its properties will ever be confirmed or converted into Guide 7 compliant “reserves.”  U.S. investors are cautioned not to assume that all or any part of the mineralized material will ever be confirmed or converted into reserves or that a potential mineral resource can be economically or legally extracted.  The Company has made a positive production decision on it’s Gold Bar project without the benefit of a full feasibility study being completed.  There is no assurance that the project can be developed or operated economically.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: November 28, 2011	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press release dated November 28, 2011